SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      COMMUNITY INVESTORS BANCORP, INC.
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [ ]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

               ------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------
         (5)   Total fee paid:

               ------------------------------------------------------------
   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount previously paid:

               ------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------
         (3)   Filing party:

               ------------------------------------------------------------
         (4)   Date Filed:

               ------------------------------------------------------------

September 19, 2003


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Community Investors Bancorp, Inc. The meeting will be held at the Holiday Inn Express, 1690 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 20, 2003 at 2:00 p.m., Eastern Time. The matters to be considered by shareholders at the Annual Meeting are described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

We appreciate your support and interest in Community Investors Bancorp, Inc.

Sincerely,

/s/ Dale C. Hoyles

Dale C. Hoyles
Chairman of the Board

                      COMMUNITY INVESTORS BANCORP, INC.
                          119 South Sandusky Avenue
                             Bucyrus, Ohio 44820
                               (419) 562-7055

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on October 20, 2003

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Community Investors Bancorp, Inc. (the "Company") will be held at the Holiday Inn Express, 1690 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 20, 2003 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      (1) To elect four (4) directors for a two-year term and until their successors are elected and qualified;

      (2) To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the year ending June 30, 2004 and

      (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

      The Board of Directors has fixed September 9, 2003 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

By Order of the Board of Directors

/s/ David M. Auck

David M. Auck
Secretary

Bucyrus, Ohio
September 19, 2003

===========================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
===========================================================================

                               PROXY STATEMENT

                                _____________


                      COMMUNITY INVESTORS BANCORP, INC.
                          119 South Sandusky Avenue
                             Bucyrus, Ohio 44820

                                _____________

                     2003 ANNUAL MEETING OF SHAREHOLDERS
                              OCTOBER 20, 2003

                                _____________

      This Proxy Statement is furnished to holders of common stock, $.0l par value per share ("Common Stock"), of Community Investors Bancorp, Inc. (the "Company"), an Ohio corporation which holds all of the outstanding stock of First Federal Community Bank of Bucyrus ("First Federal" or the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Holiday Inn Express, 1690 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 20, 2003 at 2:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about September 19, 2003.

      The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein and for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (David M. Auck, Secretary, Community Investors Bancorp, Inc., 119 South Sandusky Avenue, Post Office Box 766, Bucyrus, Ohio 44820); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjoununent thereof and will not be used for any other meeting.

                                   VOTING

      Only shareholders of record at the close of business on September 9, 2003 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,075,930 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting except that votes may be cumulated for the election of directors. Cumulative voting means the right to vote, in person or by proxy, the number of shares owned by a stockholder for as many persons as there are directors to be elected (three) and for whose election the stockholder has a right to vote, or to cumulate votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of such stockholder's shares shall equal or by distributing such votes on the same principle among any number of candidates. Any shareholder wishing to cumulate his or her votes with respect to the election of directors must give notice to the Secretary of the Company of his or her intention to cumulate his or her vote and obtain a ballot or proxy from the Secretary of the Company for such purpose.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors.

      Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will not be counted as votes cast for the election of directors and the proposal to ratify the appointment of the Company's independent auditors and, thus, will have no effect on the voting for the election of directors and the ratification of the auditors. Under rules applicable to broker-dealers, the election of directors and the proposal to ratify the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

             INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
            DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

      The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors of the Company shall be divided into two classes as nearly equal in number as possible, and that the members of each class are to be elected for a term of two years and until their successors are elected and qualified. One class of directors is to be elected annually, and shareholders of the Company are permitted to cumulate their votes for the election of directors.

      No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. All nominees currently serve as directors of the Company, except for Phillip W. Gerber who has been nominated by the Board of Directors.

      Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

      The following tables present information concerning the nominees for director and each director whose term continues, including his tenure as a director of the Company.

          Nominees for Director for Two-Year Term Expiring in 2005


                                               Positions Held in       Director
               Name              Age(1)           the Company          Since(2)
               ----              ------        -----------------       --------

      Dale C. Hoyles              65       Chairman of the Board         1974
      Brent D. Fissel, D.D.S.     48       Director                      1991
      Michael J. Romanoff         53       Director                      1999
      Phillip W. Gerber           50       Executive Vice President        -

The Board of Directors recommends a vote FOR election of the nominees for director.

           Members of the Board of Directors Continuing in Office

                    Directors With Terms Expiring in 2004


                                               Positions Held in       Director
               Name              Age(1)           the Company          Since(2)
               ----              ------        -----------------       --------

      John W. Kennedy             62       Director, President and       1972
                                           Chief Executive Officer
      David M. Auck               59       Director                      1979
      Philip E. Harris            54       Director                      1992
      John D. Mizick              61       Director                      1998

--------------------
<F1>  As of June 30, 2003.

<F2>  Includes service as a director of the Bank.

      Each of the directors of the Company is also director of the Bank. The business experience of each of the directors or nominee for director for at least the past five years is as follows:

      Dale C. Hoyles. Mr. Hoyles has served as Chairman of the Board of the Bank since 1990 and as one of its directors since 1974. Until his retirement in November 1994, he was Senior Vice President/Treasurer of Centurion Financial which is a property and casualty insurance company located in Bucyrus, Ohio. Mr. Hoyles had been associated with Centurion Financial since 1973. He also serves the Bank as a member of its Executive Committee.

      John W. Kennedy. Mr. Kennedy has served as President and Chief Executive Officer of the Bank since 1972. He has been employed by the Bank since 1969 and during that time has also served as Secretary and Executive Vice President. Effective September 30, 2003, Mr. Kennedy will retire as President and Chief Executive Officer.

      David M. Auck. Mr. Auck has served as Vice Chairman of the Board of the Bank since 1990. He has been the owner of the Auck-Dostal Agency, an independent insurance agency, located in Bucyrus, Ohio since 1974.

      Philip E. Harris. Mr. Harris is employed by The Timken Company, a manufacturer and distributor of tapered roller bearings. His current title is General Manager, Supply Chain Services. He also serves as the chairman of the Bank's Personnel Committee and a member of the Audit Committee.

      Brent D. Fissel, D.D.S. Dr. Fissel is a dentist who has had a private family practice in New Washington, Ohio since 1988. He also serves the Bank as a member of its Audit and Personnel Committees.

      John D. Mizick. Mr. Mizick is a certified public accountant who founded Mizick, Miller and Company, Inc., a public accounting firm, in 1972 and is currently its president and chief executive officer. He also serves as chairman of the Bank's Audit Committee and is a member of the Executive Committee.

      Michael J. Romanoff. Mr. Romanoff is the owner of Romanoff Jewelers, located in Bucyrus, Ohio. He is also the co-owner of Val Casting and Allure Designs, also located in Bucyrus. Mr. Romanoff also serves as a member of the Bank's Executive and Personnel Committees.

      Phillip W. Gerber. Age 50. Mr. Gerber has served the Bank as Executive Vice President since September 2002. He had served as Vice President since joining the Bank in January 1997. Prior to January 1997, he had served as Executive Vice President of Farmers Citizens Bank, Bucyrus, Ohio. Effective October 1, 2003, Mr. Gerber will serve the Bank as President and Chief Executive Officer.

Shareholder Nominations

      Article X, Section D of the Company's Articles of Incorporation governs nominations for election to the Board and requires all such nominations, other than those made by the Board, to be made at a meeting of shareholders called for the election of directors, and only by a shareholder who has complied with the notice provisions in that section. Shareholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company not less than thirty days nor more than sixty days prior to such meeting: provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed to the Secretary of the Company not later than the close of the tenth day following the day on which notice of such meeting was mailed to stockholders.

      Each written notice of a shareholder nomination shall set forth: (a) the name, age, business address and, if known, the residence address of each nominee proposed in such notice; (b) the principal occupation or employment of each such nominee; and (c) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company.

The Board of Directors and Its Committees

      The Board of Directors of the Company and of the Bank meet on a monthly basis. During the fiscal year ended June 30, 2003 the Board of Directors met twelve times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during fiscal 2003. The Board of Directors of the Bank has established an Executive Committee, an Audit Committee, a Personnel Committee and a Nominating Committee.

      Executive Committee. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of the Bank between Board meetings. The Executive Committee consists of Messrs. Mizick, Hoyles and Romanoff. If any member is unable to attend, the President and Chief Executive Officer may appoint any other director to serve. The Executive Committee also serves as a Loan Committee that reviews all real estate loans. The Executive Committee met fifty two times in fiscal 2003.

      Personnel Committee. The Personnel Committee has the responsibility to review personnel policy and to recommend changes regarding employee salaries, fringe benefits and related personnel matters. Messrs. Harris (who serves as chairman), Fissel and Romanoff are members of the Personnel Committee, which met three times during fiscal 2003.

      Nominating Committee. The Nominating Committee makes written nominations for directors at least 30 days prior to the annual meeting of shareholders. The committee is appointed by the Chairman of the Board at the Board of Directors' September meeting and consists of Messrs. Kennedy and Mizick.

      Audit Committee. The Audit Committee reviews the Company's records and affairs to determine its financial condition, reviews the Company's systems of internal control with management and the independent auditors, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Committee meets annually with the Company's auditors and then is required to report the results of such meeting to the full board of directors. Currently, Messrs. Mizick (Chairman), Fissel and Harris serve as members of this Committee. The Audit Committee met twice during fiscal 2003. The members are independent as defined in Rule 4200(a)(14) of the listing standards of the Nasdaq Stock Market.

Report of the Audit Committee

      The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2003 for filing with the SEC.

                                       David M. Auck, Chairman
                                       John D. Mizick
                                       Philip E. Harris

Executive Officers Who Are Not Directors

      The following sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors, including their business experience for at least the past five years.

      Brian R. Buckley. Age 56. Mr. Buckley has served the Bank as a Vice President since 1979. He has been employed by the Bank since 1974.

      Robert W. Siegel. Age 33. Mr. Siegel has served the Bank as Treasurer since August 1999. He has been employed by the Bank since April 1996. Prior to April 1996, he had served several positions at the Huntington National Bank, Columbus, Ohio.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                 BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors and nominees for director of the Company and (iii) all directors and executive officers of the Company and the Bank as a group.


                                              Common Stock
                                              Beneficially
               Name of                        Owned as of
          Beneficial Owner               September 9, 2003(1)(2)
------------------------------------     -----------------------
                                          No.              %
                                         ------        ---------

Jeffrey L. Gendell(3)
200 Park Avenue, Suite 3900
New York, New York 10166                101,200         9.4%

Community Investors Bancorp, Inc.(4)
  Employee Stock Ownership Trust
  119 South Sandusky Avenue
  Bucyrus, Ohio 44820                   131,985        12.3

Directors:
  David M. Auck(5)                       41,468         3.8
  Philip E. Harris(6)                    13,732         1.3
  Brent D. Fissel, DDS(7)                 7,862           *
  Dale C. Hoyles(8)                      18,262         1.7
  John W. Kennedy(9)                     70,574         6.5
  John D. Mizick                          1,000           *
  Michael Romanoff(10)                    6,300           *

  Phillip W. Gerber(11)                  17,309         1.6

All directors and executive officers
 of the Company and the Bank
 as a group (10 persons)                               18.7%

--------------------
*     Represents less than 1% of the outstanding Common Stock.

<F1>  For purposes of this table, pursuant to rules promulgated under the
      Exchange Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.

<F2>  Based upon filing made pursuant to the Exchange Act.

<F3>  Based upon a Schedule 13D filing with the Securities and Exchange
      Commission dated January 14, 2003.




<F4>  The Community Investors Bancorp, Inc. Employee Stock Ownership Trust
      ("Trust") was established pursuant to the Community Investors Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Hoyles, Kennedy and Buckley, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 93,020 of the shares of Common Stock held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the shares held by the Trust.

<F5>  Includes 14,050 shares held in a retirement account. Also includes
      8,026 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

<F6>  Includes 2,250 shares held jointly with the director's spouse. Also includes 8,026 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

<F7>  Includes 7,196 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

<F8>  Includes 3,591 shares held by Mr. Hoyles' spouse. Also includes 8,026 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

<F9>  Includes 16,920 held jointly with the director's spouse, 4,461 shares held by Mr. Kennedy's spouse, 901 shares held in a retirement account, 16,567 shares which have been allocated to Mr. Kennedy's account in the ESOP, 1,000 shares held jointly with grandchildren, and 12,825 shares which may be acquired through the exercise of stock options exercisable within 60 days of the Voting Record Date.

<F10> Includes 675 shares held jointly with his children.

<F11> Includes 4,125 shares held in a retirement account, 7,184 shares which have been allocated to Mr. Gerber's account in the ESOP, and 6,000 shares that may be acquired through the exercise of stock options exercisable within 60 days of the Voting Record Date.

                           EXECUTIVE COMPENSATION

Summary

      The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Bank for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer of the Bank. No other executive officer had total compensation during the last fiscal year which exceeded $100,000. The Company currently does not pay any separate compensation to its executive officers.


----------------------------------------------------------------------------------------------------------------------------
                                                    Annual Compensation            Long-Term Compensation
                                            -----------------------------------    ----------------------
                                                                     Other                                         All
Name and              For the Year ended                            Annual           Stock                        Other
Principal Position         June 30,         Salary     Bonus    Compensation(1)      Grants     Options      Compensation(2)
----------------------------------------------------------------------------------------------------------------------------

John W. Kennedy              2003           $88,584    $ --          $ --             $ --        --             $30,865
President and                2002            87,706      --            --               --        --              15,820
 Chief Executive             2001            80,506      --            --               --        --              13,730
 Officer
----------------------------------------------------------------------------------------------------------------------------

<F1>  Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to the named executive officers during the year ended June 30, 2003 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

<F2>  Consists of amounts allocated during the fiscal years 2001, 2002, and
      2003 pursuant to the ESOP based on a per share price of $8.38, $10.00 and $11.24 respectively, per share on the date of allocation.

Stock Options

      The following table discloses information regarding options exercised during the year ended June 30, 2003, and held at year-end, by the Chief Executive Officer.


--------------------------------------------------------------------------------------------------------------
                                                      Number of Options at             Value of Options at
                                                          June 30, 2003                 June 30, 2003(1)
--------------------------------------------------------------------------------------------------------------
                   Shares Acquired    Value
      Name           On Exercise      Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
--------------------------------------------------------------------------------------------------------------

John W. Kennedy          -              -           12,825            -             $81,824           $-
--------------------------------------------------------------------------------------------------------------

<F1>  Based on a per share market price of $12.99 at June 30, 2003.

      The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such a directors) in effect as of June 30, 2003.

                    Equity Compensation Plan Information


===================================================================================================================================
                                    Number of securities to be       Weighted-average           Number of securities remaining
                                     issued upon exercise of         exercise price of       available for future issuance under
                                  outstanding options, warrants    outstanding options,      equity compensation plans (excluding
         Plan Category                     and rights               warrants and rights   securities reflected in the first column)
-----------------------------------------------------------------------------------------------------------------------------------

Equity compensation plans
 approved  by security holders              171,799(1)                   $7.64(2)                         57,415(3)
-----------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
 approved by security holders                     -                                                            -
-----------------------------------------------------------------------------------------------------------------------------------
Total                                       171,799                      $7.64                            57,415
===================================================================================================================================

<F1>  Includes 64,325 shares of restricted stock granted under the
      Company's Management Recognition Plan ("MRP").

<F2>  Does not include MRP shares, which do not have an exercise price.

<F3>  Includes 2,105 shares of restricted Common Stock, which remain available for grant under the MRP.

Compensation of Directors

      Board Fees. In fiscal 2003, members of the Board of Directors of the Bank were paid fees semiannually at the rate of $500 per Board of Directors meeting and $55 per committee meeting. The Chairman of the Board received a fee of $750 per Board of Directors meeting. Each director is also paid an annual fee of $75 and is permitted two absences annually without affecting his directors' fees.

Severance Agreements

      The Company and the Bank (collectively the "Employers") have entered into severance agreements with Messrs. Kennedy, Buckley, Gerber and Siegel (the "Executive Officers" or, individually, an "Executive Officer"). The Employers have agreed that in the event that the Executive Officer's employment is terminated as a result of certain adverse actions which are taken with respect to the Executive Officer's employment following a Change in Control of the Company or the Bank, as defined, such Executive Officer will be entitled to a cash severance amount equal to 2.99 times his base salary.

      A Change in Control is generally defined in the severance agreement to include (i) the acquisition by any person of 25% or more of the Company's or the Bank's outstanding voting securities and (ii) a change in a majority of the directors of the Company or the Bank during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company or the Bank, as applicable, at the beginning of such period. The current base salaries upon which a cash severance payment would be paid to Messrs. Kennedy, Gerber, Buckley, and Siegel are $88,584, $78,072, $74,000 and $60,500, respectively.

      Each severance agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of
Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the Executive Officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

      Although the above-described severance agreements could increase the cost of any acquisition of control of the Company or the Bank, management of the Company and the Bank does not believe that the terms thereof would have a significant anti-takeover effect.

Indebtedness of Management

      All of the Bank's currently outstanding loans to its directors and executive officers were originally made either (i) in the ordinary course of business at substantially the same terms, including interest rates and collateral, as those prevailing at the time of the loans for comparable transactions with other persons and did not involve more than the normal risk of collectability or other unfavorable features or (ii) pursuant to a benefit or compensation program that is widely available to the employers of the Bank and that does not give preference to any insider of the Bank over other employees of the Bank.

                   RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors of the Company has appointed Grant Thornton, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 2004, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

      The Company has been advised by Grant Thornton that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

      The aggregate amount of the fees billed by Grant Thornton for its audit of the Company's annual financial statements for fiscal 2003 and its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $45,395.

Financial Information Systems Design and Implementation

      Grant Thornton did not provide any services to the Company for financial information systems design and implementation during fiscal 2003.

All Other Fees

      The aggregate amount of the fees billed by Grant Thornton for all other services rendered by it to the Company during fiscal 2003 was $4,360. These services consisted primarily of tax compliance and tax consulting services as well as audit related services.

      The Board of Directors and its Audit Committee considered the compatibility of the non-audit services provided to the Company by Grant Thornton in fiscal 2003 on the independence of Grant Thornton from the Company in evaluating whether to appoint Grant Thornton to perform the audit of the Company's financial statements for the year ending June 30, 2004.

      The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton as independent auditors for the fiscal year ending June 30, 2004.

                            SHAREHOLDER PROPOSALS

      Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company, which is scheduled to be held in October 2004, must be received at the principal executive offices of the Company, 119 South Sandusky Avenue, Bucyrus, Ohio 44820, Attention: Secretary, no later than May 22, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

      Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article X, Sections D and E of the Company's Code of Regulations, which provides that business at an annual meeting of shareholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. Accordingly, shareholder proposals submitted under the Company's code of regulations in connection with the next annual meeting of stockholders must be received by the Company no later than June 21, 2004.

                               ANNUAL REPORTS

      A copy of the Company's Annual Report to Shareholders for the year ended June 30, 2003 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

      Upon receipt of a written request, the Company will furnish to any shareholder without charge a copy of the Company's Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written requests should be directed to Brian R. Buckley, Community Investors Bancorp, Inc., P.O. Box 766, 119 South Sandusky Avenue, Bucyrus, Ohio 44820. The Form 10-K is not part of the proxy solicitation materials.

                                OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation

                               REVOCABLE PROXY
                      COMMUNITY INVESTORS BANCORP, INC.

[ ]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY INVESTORS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 20, 2003 AND AT ANY ADJOURNMENT THEREOF.

      The undersigned hereby appoints the Board of Directors of Community Investors Bancorp, Inc. (the "Company"), as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on September 9, 2003 at the Annual Meeting of Shareholders to be held at the Holiday Inn Express, 1690 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 20, 2003 at 2:00 p.m., Eastern Time, and any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR TWO-YEAR    [ ] For  [ ] Withhold
    TERM. For all nominees listed below
    (except as marked to the contrary
    below):

    Nominees for two-year term expiring in 2005:

    Dale C. Hoyles, Brent D. Fissel, D.D.S., Michael J. Romanoff and Phillip W. Gerber

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

___________________________________________________________________________
2.  PROPOSAL TO RATIFY THE APPOINTMENT    [ ] For  [ ] Against  [ ] Abstain
    by the Board of Directors of Grant
    Thornton LLP as the Company's
    independent auditors for the year
    ending June 30, 2004.

3.  In their discretion, the proxies
    are authorized to vote upon such
    other business as may properly come
    before the meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO RATIFY THE INDEPENDENT AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. IN THE DISCRETION OF THE PROXIES, SHARES REPRESENTED BY THIS PROXY MAY BE VOTED CUMULATIVELY WITH RESPECT TO THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED HEREIN. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to sign and date      ___________________________
  this Proxy in the box below.      |Date                       |
                                    |                           |
 ___________________________________|___________________________|
|                                                               |
|                                                               |
|                                                               |
|____Stockholder sign above____Co-holder (if any) sign above____|

Detach above card, sign, date and mail in postage paid envelope provided.

                      COMMUNITY INVESTORS BANCORP, INC.

 __________________________________________________________________________
| Please sign this proxy exactly as your name(s) appear on this proxy. | |When signing in a representative capacity, please give title. When shares|
|are held jointly, only one holder need sign.                             |
|                                                                         |
|            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD           |
|                   PROMPTLY USING THE ENCLOSED ENVELOPE.                 |
|_________________________________________________________________________|

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.
_______________________________

_______________________________

_______________________________